Exhibit 10.1

Final Form

CONTRIBUTION AND EXCHANGE AGREEMENT

THIS CONTRIBUTION AND EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of ___________, 2023 by and among all of the shareholders of Nuvini Holdings Limited, an exempted company incorporated with limited liability in the Cayman Islands and a direct subsidiary of the Company’s shareholders (the “Company”), all of whom are set forth on Schedule 1 attached hereto (each such shareholder, a “Company Shareholder” and collectively, the “Company Shareholders”) and Nvni Group Limited, an exempted company incorporated with limited liability in the Cayman Islands (“New PubCo”). Each Company Shareholder and New PubCo are referred to herein, individually, as a “Party” and, collectively, as the “Parties”.

WHEREAS, each Company Shareholder is the legal and beneficial owner of that number of outstanding ordinary shares (the “Company Shares”) of the Company set forth next to their respective names on Schedule 1;

WHEREAS, the Company Shareholders constitute all of the shareholders of the Company and collectively are the legal and beneficial owners of (i) all of the issued and outstanding Company Shares, representing all of the Company’s outstanding capital stock as of the date hereof, and (ii) all of the issued and outstanding ordinary shares of New PubCo (the “Existing New PubCo Shares”), representing all of New PubCo’s outstanding share capital as of the date hereof;

WHEREAS, the Company, New PubCo, Nuvini Merger Sub, Inc., a Delaware corporation, and Mercato Partners Acquisition Corporation, a Delaware corporation (“SPAC”), entered into that certain Business Combination Agreement, dated as of February 26, 2023 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”); capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement;

WHEREAS, the Business Combination Agreement contemplates that, effective 5:00 p.m. New York time on the Business Day preceding the date on which the Merger occurs (such time, the “Contribution Effective Time”), the Company Shareholders will contribute to New PubCo all of the issued and outstanding Company Shares in exchange for newly issued ordinary shares of New PubCo and, after giving effect thereto, the Company will become a direct, wholly-owned subsidiary of New PubCo;

WHEREAS, the execution and delivery of this Agreement by the Parties and the consummation of the transactions contemplated hereby is a condition to the obligations of SPAC to consummate the transactions contemplated by the Business Combination Agreement pursuant to the terms thereof; and

WHEREAS, in consideration for the benefits to be received directly or indirectly by the Parties in connection with the transactions contemplated by the Business Combination Agreement and as a material inducement to SPAC agreeing to enter into and consummate the transactions contemplated by the Business Combination Agreement, the Parties agree to enter into this Agreement and to be bound by the agreements, covenants and obligations contained in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

OBLIGATIONS

Section 1.1 Contribution and Issuance.

(a) Each Company Shareholder shall, at the Contribution Effective Time (and in any event at or prior to the times required under the Business Combination Agreement), contribute, assign, transfer, convey and deliver to New PubCo all of such Company Shareholder’s right, title and interest in and to the Company Shares held by such Company Shareholder, free and clear of any Liens, and in exchange therefor, New PubCo shall issue to such Company Shareholder that number of new ordinary shares of New PubCo (“New PubCo Shares”) set forth opposite such Company Shareholder’s name on Schedule 1 attached hereto, as may be updated prior to the Contribution Effective Time, reflecting such Company Shareholder’s pro rata share of the Aggregate Company Shareholder Consideration (as defined in the Business Combination Agreement) (the “Contribution and Issuance”) and such Company Shareholder shall accept such issuance. At completion of the Contribution and Issuance in accordance with the terms hereof, New PubCo shall deliver to each Company Shareholder a copy of the register of members of New PubCo showing such Company Shareholder as the registered holder of such New PubCo Shares.

(b) Each Company Shareholder and New PubCo hereby agree to execute and deliver, or cause to be executed and delivered, all agreements, documents or instruments, take, or cause to be taken, all actions and provide, or cause to be provided, all additional information or other materials, obtain or cause to be obtained all approvals and authorizations, in each case, as may be required by (i) with respect to such Company Shareholder that is an entity and New PubCo, their respective Governing Documents and (ii) applicable Legal Requirements, in each case, in connection with, or otherwise in furtherance of, the Contribution and Issuance, including (A) with respect to such Company Shareholder that is an entity and New PubCo, the approvals and authorizations from the relevant corporate bodies under their respective Governing Documents, (B) the execution of the instrument of transfer of such Company Shareholder’s right, title and interest to New PubCo at the Company’s share transfer book; and (C) the performance of any foreign exchange transactions required for the Contribution and Issuance and payment of the IOF/FX tax due. Without limiting the foregoing, at completion of the Contribution and Issuance in accordance with the terms hereof, each Company Shareholder shall deliver, or cause the Company to deliver, to New PubCo, with a copy to SPAC, a copy of the register of members of the Company showing New PubCo as the sole registered holder of the Company Shares.

(c) Upon the Contribution and Issuance, the Company Shareholders shall cease to have any rights with respect to the Company Shares, except the right to receive, hold and have title to the New PubCo Shares as provided herein, in each case, as the legal and beneficial owner of such New PubCo Shares. All New PubCo Shares to be issued by New

PubCo in exchange for the Company Shares pursuant to this Agreement shall be free and clear of any Liens (other than any Liens set out in the Governing Documents of the New PubCo) and shall be deemed to have been issued fully paid-up and in full satisfaction of all rights pertaining to the Company Shares.

(d) For the avoidance of doubt, in the event of any equity dividend or distribution in respect of, or any share split, reverse share split, share consolidation, recapitalization, combination, conversion, exchange or the like transaction or event, affecting the Company Shares (excluding, however, the Contribution and Issuance), the term “Company Shares” shall be deemed to refer to and include the Company Shares as well as all such equity dividends and distributions and any securities into which or for which any or all of the Company Shares may be changed, converted or exchanged or which are otherwise received pursuant to such transaction or event.

Section 1.2 Further Assurances. During the term of this Agreement, each of the Company Shareholders and New PubCo agree not to take any action that would reasonably be expected to prevent, impede, interfere with or adversely affect any of such Company Shareholder’s and New PubCo’s ability to perform its, his or her respective obligations under this Agreement, except as expressly contemplated by this Agreement.

Section 1.3 Waiver of Certain Provisions of Shareholders Agreement. Each of the Company Shareholders agrees that to the extent the transactions contemplated by this Agreement could be deemed to trigger any transfer rights (the “Transfer Rights”) granted to such Company Shareholders pursuant to Section 9 of that certain Shareholders’ Agreement Relating To Nuvini Holdings Limited, dated as of January 30th, 2023, by and between the Company Shareholders and the Company, each Company Shareholder hereby irrevocably waives the ability to exercise their respective Transfer Rights in connection with the transactions contemplated by this Agreement and the Business Combination Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY SHAREHOLDERS

Section 2.1 Each Company Shareholder hereby represents and warrants to New PubCo and SPAC that:

(a) Authorization. Such Company Shareholder has full power and authority to execute and deliver and perform its, his or her respective obligations under this Agreement. This Agreement has been duly and validly executed and delivered by such Company Shareholder and, assuming the due authorization, execution and delivery of this Agreement by New PubCo, constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Legal Requirements affecting creditors’ rights generally or by principles governing the availability of equitable remedies. The execution and delivery by such Company Shareholder of this Agreement, the performance by such Company Shareholder of its obligations hereunder and the consummation by such Company Shareholder of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate, limited liability company, limited partnership, or other entity action, and no other corporate, limited liability company, limited partnership, or other entity actions on the part of such Company Shareholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

(b) No Conflict. Neither the execution and delivery of this Agreement by such Company Shareholder nor the performance of such Company Shareholder’s obligations hereunder (i) violates any provision of any Legal Requirements applicable to such Company Shareholder, (ii) results in any breach of any provision of Company Shareholder’s Governing Documents, (iii) conflicts with, results in a breach under, or gives rise to any right of termination of any Contract to which such Company Shareholder is a party or by which any of its assets are bound (in each case, with or without notice, lapse of time or both), or (iv) results in the creation or imposition of any Lien on or affecting the Company Shares held by such Company Shareholder, except, with respect to clauses (i), (iii) and (iv), as would not reasonably be expected to materially adversely affect the ability of such Company Shareholder to consummate, or to materially impede or delay, the Contribution and Issuance pursuant to this Agreement.

(c) No Consents. No consent, waiver, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity or any other Person is required by or with respect to the execution and delivery of this Agreement by such Company Shareholder or the consummation by such Company Shareholder of the Contribution and Issuance pursuant to this Agreement.

(d) Litigation; Orders. There is no Legal Proceeding pending or, to such Company Shareholder’s actual knowledge, following reasonable inquiry, threatened against or involving such Company Shareholder or any of its Affiliates that, if adversely decided or resolved, would reasonably be expected to materially adversely affect the ability of such Company Shareholder to consummate, or to materially impede or delay, the Contribution and Issuance pursuant to this Agreement. There is no Order or, to such Company Shareholder’s actual knowledge, following reasonable inquiry, Legal Requirement issued by any court of competent jurisdiction or other Governmental Entity effective and binding on such Company Shareholder or any of its Affiliates, that would reasonably be expected to materially adversely affect the ability of such Company Shareholder to consummate, or to materially impede or delay, the Contribution and Issuance pursuant to this Agreement.

(e) Ownership and Voting. Such Company Shareholder is the sole lawful, beneficial and record owner of, and holds good, valid and marketable title to, the Company Shares set forth against such Company Shareholder’s name on Schedule 1, free and clear of any Liens, other than as created by this Agreement or the Business Combination Agreement or arising under the Governing Documents of the Company. Such Company Shares are freely transferable and/or assignable to New PubCo. Such Company Shares constitute all of the such Company Shareholder’s equity interests in the Company, and such Company Shares represent the portion of the Company’s issued and outstanding capital set forth opposite to such Company Shareholder on Schedule 1. Such Company Shareholder does not own, beneficially or of record, or have any right to acquire any other equity, equity-linked or similar securities of the Company or any of its Subsidiaries. Such Company Shareholder acknowledges that its agreement to contribute all of the equity securities of the Company held by it is a material inducement to New PubCo’s willingness to issue to such Company Shareholder the New PubCo Shares. As such, if after the execution of this Agreement it is discovered that such Company Shareholder is directly or indirectly the owner of any additional membership, equity or ownership interests not reflected herein (an “Undisclosed Interest”), such Company Shareholder hereby agrees to contribute, assign, transfer, convey and deliver to New PubCo all of such Company Shareholder’s right, title and interest in and to such Undisclosed Interest. Such Company Shareholder does not have any Contract to sell, transfer, grant participations in or otherwise dispose any of the Company Shares to any Person, other than this Agreement, the Business Combination Agreement and the other Transaction Agreements to which such Company Shareholder is a party. Such Company Shareholder has the sole right to vote (and provide consent in respect of, as applicable) the Company Shares by such Company Shareholder and, except for this Agreement, the Business Combination Agreement and the other Transaction Agreements to which such Company Shareholder is a party, such Company Shareholder is not party to or bound by (i) any option, warrant, purchase right, or other Contract that could (either alone or in connection with one or more events, developments or events (including the satisfaction or waiver of any conditions precedent)) require such Company Shareholder to transfer any of the Company Shares or (ii) any voting trust, proxy or other Contract with respect to the voting or delivery of consents in respect of any of the Company Shares held by such Company Shareholder.

(f) Regulation S. Such Company Shareholder is not in the U.S. and is not a U.S. Person and is acquiring the New PubCo Shares in offshore transactions outside the U.S. pursuant to the requirements of Rule 904 of Regulation S promulgated under the Securities Act (“Regulation S”) under the Securities Act. The New PubCo Shares will not be offered to such Company Shareholder in the U.S. and the time of the issuance of the New PubCo Shares, such Company Shareholder will be outside the U.S. This Agreement was completed, executed and delivered by such Company Shareholder outside the U.S. The terms “offshore transaction,” “U.S.” and “U.S. Person” have the respective meanings given to them in Regulation S.

(g) Investment Intent. Such Company Shareholder (i) is acquiring the New PubCo Shares for investment purposes, and (ii) is under no binding agreement to dispose of or otherwise transfer the New PubCo Shares issued to such Company Shareholder.

(h) No Consideration other than New PubCo Shares. Such Shareholder will not receive, directly or indirectly, any consideration other than New PubCo Shares in connection with the Contribution and Issuance.

(i) No Liabilities. No liabilities of such Company Shareholder will be assumed by New PubCo in connection with the Contribution and Issuance, nor will any Company Shares contributed to New PubCo by such Company Shareholder in connection with the Contribution and Issuance be acquired subject to any liabilities.

(j) Restrictions on Transfers. Such Company Shareholder understands that there are substantial restrictions on the transferability of the New PubCo Shares and that the certificates or book-entry positions representing the New PubCo Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS BOOK-ENTRY POSITION HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, SUBJECTED TO SECURITY, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND [NEW PUBCO] RECEIVES AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO [NEW PUBCO], THAT SUCH SECURITIES MAY BE OFFERED, SOLD, SUBJECTED TO SECURITY, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE SECURITIES LAWS OR (3) SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF NEW PUBCO

Section 3.1 New PubCo hereby represents and warrants to each Company Shareholder:

(a) Authorization. New PubCo has full power and authority to execute and deliver and perform its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by such Company Shareholder and, this Agreement, assuming the due authorization, execution and delivery of this Agreement by each Company Shareholder, constitutes a valid and legally binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Legal Requirements affecting creditors’ rights generally or by principles governing the availability of equitable remedies. The execution and delivery by New PubCo of this Agreement, the performance by New PubCo of its obligations hereunder and the consummation by New PubCo of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action, and no other corporate actions on the part of New PubCo are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

(b) No Conflict. Neither the execution and delivery of this Agreement by New PubCo nor the performance of New PubCo’s obligations hereunder (i) violates any provision of any Legal Requirements applicable to New PubCo, (ii) results in any breach of any provision of New PubCo’s Governing Documents, (iii) conflicts with, results in a breach under, or gives rise to any right of termination of any Contract to which New PubCo is a party or by which any of its assets are bound, or (iv) results in the creation or imposition of any Lien on or affecting any Existing New PubCo Shares or New PubCo Shares, except, with respect to clauses (i), (iii) and (iv), as would not reasonably be expected to materially adversely affect the ability of New PubCo to consummate, or to materially impede or delay, the Contribution and Issuance pursuant to this Agreement.

(c) No Consents. No consent, waiver, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity or any other Person is required by or with respect to the execution and delivery of this Agreement by New PubCo or the consummation by New PubCo of the Contribution and Issuance pursuant to this Agreement.

(d) Litigation; Orders. There is no Legal Proceeding pending or, to New PubCo’s actual knowledge, following reasonable inquiry, threatened against or involving New PubCo or any of its Affiliates that, if adversely decided or resolved, would reasonably be expected to materially adversely affect the ability of New PubCo to consummate, or to materially impede or delay, the Contribution and Issuance pursuant to this Agreement. There is no Order or to New PubCo’s actual knowledge, following reasonable inquiry, Legal Requirement issued by any court of competent jurisdiction or other Governmental Entity effective and binding on New PubCo or any of its Affiliates that would reasonably be expected to materially adversely affect the ability of New PubCo to consummate, or to materially impede or delay, the Contribution and Issuance pursuant to this Agreement.

(e) Issuance of New PubCo Shares. The New PubCo Shares contemplated pursuant to this Agreement have been duly authorized and upon consummation of the transactions contemplated by this Agreement, the New PubCo Shares will be validly issued, fully paid, nonassessable, issued without application of preemptive rights, will have the rights, preferences and privileges specified in the Governing Documents of New PubCo, and will be free and clear of all Liens and restrictions, other than the restrictions imposed by applicable securities Laws or the Governing Documents of New PubCo. The New PubCo Shares will not be issued in violation of and will not be subject to any preemptive rights, resale rights, rights of first refusal or similar rights. From and after the consummation of the Contribution and Issuance and immediately prior to the Closing, the New PubCo Shares set forth on Schedule 1 hereto shall constitute all of the then-existing issued and outstanding New PubCo Shares.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Notices. All notifications, consents, requests and/or other notices set out in this Agreement shall only be deemed valid and effective when made in writing and sent by letter with delivery receipt requested or by e-mail with return receipt requested. The notifications, consents, requests and/or other notices shall be sent to the numbers, e-mails and addresses (i) in the case of New PubCo, those set forth in Section 11.1 of the Business Combination Agreement and (ii) in the case of a Company Shareholder, as set forth on Schedule 1 attached hereto, which may be amended at any time by each Party upon written notice to the other Party.

Section 4.2 Interpretation. The words “hereof,” “herein,” “hereinafter,” “hereunder,” and “hereto” and words of similar import refer to this Agreement as a whole and not to any particular section or subsection of this Agreement and reference to a particular section of this Agreement will include all subsections thereof, unless, in each case, the context otherwise requires. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context shall require, any pronoun shall include all genders. When a reference is made in this Agreement to an Exhibit or Schedule, if any, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections or subsections, such reference shall be to a Section or subsection of this Agreement. Unless otherwise indicated the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The word “or” shall be disjunctive but not exclusive. References to a particular statute or regulation including all rules and regulations thereunder and any predecessor or successor statute, rule, or regulation, in each case as amended or otherwise modified from time to time. The Parties intend that each representation, warranty and covenant contained herein will have independent significance. If any Party has breached or violated, or if there is an inaccuracy in, any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant related to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached or violated, or in respect of which there is not an inaccuracy, will not detract from or mitigate the fact that the Party has breached or violated, or there is an inaccuracy in, the first representation, warranty or covenant.

Section 4.3 Assignment. No Party shall assign or delegate (in whole or in part) its rights or obligations under this Agreement without the prior written consent of, in the case of a Company Shareholder, New PubCo and SPAC, and in the case of New PubCo, Company Shareholders holding in aggregate a majority of the Company Shares and SPAC.

Section 4.4 Binding Nature. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns and shall be enforceable by the Parties hereto and their respective successors and permitted assigns.

Section 4.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party and SPAC. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 4.6 Enforcement Instrument and Specific Performance. All obligations assumed herein are irrevocable and irreversible and subject to specific performance. The Parties hereto agree that irreparable damage could occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and, accordingly, that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the Court of Chancery of the State of Delaware or, if that court does not have jurisdiction, any court of the United States located in the State of Delaware without proof of actual damages or otherwise, in addition to any other remedy to which they are entitled at law or in equity as expressly permitted in this Agreement. Each of the Parties further waives (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

Section 4.7 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement except that SPAC is an intended third party beneficiary.

Section 4.8 Digital Signatures. The Parties represent and agree that this Agreement may be signed using electronic means, including DocuSign® provided by DocuSign, Inc. The Parties acknowledge the truthfulness, authenticity, integrity, effectiveness and efficacy of this Agreement and its terms, including its exhibits. Regardless of any delay by any of the Parties to provide its digital signatures in this Agreement, the Parties represent and acknowledge that the rights and obligations provided herein shall be deemed valid, effective and enforceable as of the date of signature indicated in the body of this Agreement.

Section 4.9 Termination. This Agreement shall automatically terminate upon the earliest to occur of (a) the Closing and (b) the date on which the Business Combination Agreement is terminated for any reason in accordance with its terms. In the event of a valid termination of the Business Combination Agreement, this Agreement shall be of no force and effect. No such termination or reversion shall relieve any Company Shareholder or New PubCo from any obligation accruing, or liability resulting, from its own Willful Breach of this Agreement occurring prior to such termination or reversion.

Section 4.10 Amendment. This Agreement may be amended by the Parties only with SPAC’s prior written consent (such consent not to be unreasonably withheld, conditioned, or delayed) at any time prior to the Contribution Effective Time by execution of an instrument in writing signed on behalf of each of the Parties. Notwithstanding the foregoing, the Parties acknowledge that Schedule 1 is subject to further update and amendment by the Company to reflect additional Company Shareholder Parties who join this Agreement prior to the Contribution Effective Time and to conform with the Closing Payment Schedule delivered pursuant to the Business Combination Agreement, and such amendment of Schedule 1 shall not require the consent of SPAC so long as it conforms with the Closing Payment Schedule as finally determined pursuant to Section 3.7 of the Business Combination Agreement.

Section 4.11 Treatment of Company Options. Each Company Shareholder hereby acknowledges that in the event that any New PubCo Ordinary Shares reserved for issuance under the Company Share Plan subject to Rollover Options pursuant to Section 3.2 of the Business Combination Agreement and included in the Closing Payment Schedule are not ultimately issued pursuant to the Company Share Plan to the holders of such Company Options for any reason prior to the expiration of such Rollover Option (“Forfeited Options”), then, pursuant to Section 3.2(f)(ii) of the Business Combination Agreement, Rollover Options forfeited within twenty-four (24) months of the Closing Date shall be granted to beneficiaries of the Company Options or other employees, directors and officers, in each case as directed in writing by the board of directors of New PubCo. With respect to Rollover Options forfeited later than twenty-four (24) months following the Closing Date, then any New PubCo Ordinary Shares subject to such Forfeited Options shall be available for grants of new awards pursuant to the Company Equity Plan.

Section 4.12 Treatment of Earnout Shares. Each Company Shareholder hereby acknowledges that in the event that any New PubCo Ordinary Shares reserved for issuance under the pursuant to Section 3.2(g) of the Business Combination Agreement and included in the Closing Payment Schedule are not ultimately issued pursuant to the Earnout Agreements to the Persons indicated in such Agreements, then such Earnout Shares shall be issued instead to the Company Shareholders pro rata in accordance with the Closing Payment Schedule if such Company Shareholder is still a shareholder of New PubCo at the time of such issuance.

ARTICLE V

GOVERNING LAW AND JURISDICTION

Section 5.1 Governing Law. This Agreement and the consummation of the transactions contemplated hereunder, and any action, suit, dispute, controversy or claim arising out of this Agreement and the consummation of the transactions contemplated hereunder, or the validity, interpretation, breach or termination of this Agreement and the consummation of the transactions contemplated hereunder, shall be governed by and construed in accordance with the internal law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

Section 5.2 Disputes. The Parties and their successors shall exert their best efforts to solve on an amicable basis any disputes, differences or claims related to this Agreement.

Section 5.3 Jurisdiction; Waiver of Jury Trial.

(a) Each of the Parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware, or to the extent such court does not have jurisdiction, in the United States District Court for the District of Delaware, in each case in connection with any matter based upon or arising out of this Agreement. Each Party hereby consents to service of process in any such proceeding in any manner permitted by the laws of the State of Delaware, and further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.1 and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 5.3, any Party may commence any action, claim, cause of action or suit in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

(b) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LEGAL REQUIREMENT WHICH CANNOT BE WAIVED, EACH OF THE PARTIES AND ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT, EACH OTHER TRANSACTION AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS, AND FOR ANY COUNTERCLAIM RELATING THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL DISPUTE A NON-COMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION AGREEMENTS AND THE CONSUMMATION OF THE TRANSACTIONS. FURTHERMORE, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

NVNI GROUP LIMITED

By
Name:
Title:

[Signature page to Contribution and Exchange Agreement]

[COMPANY SHAREHOLDER]

By
Name:
Title:

[Witnesses]

Name:
ID:

[Signature page to Contribution and Exchange Agreement]

SCHEDULE 1

Company Shareholder Name and Notice Details	Number of Company Shares Held	Equity Ownership Percentage Interest of Company Held by Company Shareholder Immediately Prior to the Contribution Effective Time	Number of New PubCo Shares to be Issued	Equity Ownership Percentage Interest of New PubCo Held by Company Shareholder Immediately Following the Consummation of Contribution and Issuance
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